UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 23, 2002


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


         Delaware                         0-18711               13-3437739
         --------                         -------               ----------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


      7 Penn Plaza, Suite 422, New York, New York            10001
      -------------------------------------------            -----
        (Address of principal executive offices)           (Zip Code)

                                 (212) 563-1036
                                 --------------
              (Registrant's telephone number, including area code)



                       ___________________________________
                       (Former name or former address, if
                           changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by Actrade Financial Technologies Ltd.

         Exhibit No.              Description
         -----------              -----------
            99.1                  Press Release, dated October 23, 2002.

Item 9.  Regulation FD Disclosure.

         On October 23, 2002, Actrade Financial Technologies Ltd. issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date: October 23, 2002                   By:  /s/ Joseph P. D'Alessandris
                                             -----------------------------------
                                              Joseph P. D'Alessandris
                                              Chief Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------
            99.1                  Press Release, dated October 23, 2002.